EXHIBIT 10.15

                                FOURTH AMENDMENT
                               TO CREDIT AGREEMENT


      This Fourth Amendment to Credit Agreement (this "AGREEMENT") dated as of June 30, 1999 is entered into by and among Texas Petrochemicals Corporation, a Texas corporation (the "COMPANY"), the banks and other financial institutions listed on the signature pages attached hereto (the "LENDERS") and Chase Bank of Texas, National Association, individually as a Lender and as agent for the other Lenders (in such latter capacity together with any other Person who becomes the agent, the "AGENT"), and ABN AMRO North America, Inc. as agent for ABN AMRO Bank, N.V., and The Bank of Nova Scotia, each individually as a Lender and together as documentation agents for the other Lenders (in such capacity, together with any other Person who becomes a documentation agent, the "DOCUMENTATION AGENTS").

      WHEREAS, the Company (together with TPC Finance Corp., which merged into the Company on the Effective Date), the Lenders, the Agent and the Documentation Agents entered into that certain Credit Agreement dated as of July 1, 1996, as amended pursuant to a First Amendment to Credit Agreement dated as of March 28, 1997, a Waiver and Second Amendment dated as of June 30, 1997 and a Third Amendment to Credit Agreement dated as of June 30, 1998 (said Credit Agreement, as so amended, the "CREDIT AGREEMENT"; capitalized terms used herein, unless otherwise defined, are used as defined in the Credit Agreement); and

      WHEREAS, the Company has requested the Lenders to amend certain provisions of the Credit Agreement.

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            1. AMENDMENT TO SECTION 1.01. Clause (c) of the definition of "Fixed Charge Coverage Ratio" set forth in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

            "(c) the lesser of (i) Scheduled Capital Expenditures for such period and (ii) actual Capital Expenditures for such period (other than Capital Expenditures permitted by Section 8.14(d)),".

            2. AMENDMENT TO SECTION 8.13(A). Section 8.13(a) of the Credit Agreement is hereby amended in its entirety to read as follows:


            "FIXED CHARGE COVERAGE RATIO. The Company will not permit at any time the Fixed Charge Coverage Ratio to be (a) for the period from March 28, 1997 to and including June

      30, 1997, less than 1.0 to 1.0, (b) for the period from July 1, 1997 to and including September 30, 1997, less than .8 to 1.0, (c) for the period from October 1, 1997 to and including December 31, 1997, less than .9 to 1.0, (d) for the period from January 1, 1998 to and including June 30, 1998, less than 1.0 to 1.0, (e) for the period from July 1, 1998 to and including June 30, 1999, less than 1.0 to 1.0, (f) for the period from July 1, 1999 to and including December 31, 1999, less than 1.0 to 1.0, (g) for the period from January 1, 2000 to and including June 30, 2000, less than 1.0 to 1.0, and (h) at any time after June 30, 2000, less than 1.15 to 1.0".

            3. AMENDMENT TO SECTION 8.13(B). Section 8.13(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

            "TOTAL DEBT TO EBITDA RATIO. The Company will not be required to comply with any requirements for the ratio of Total Debt to EBITDA for the period from March 28, 1997 to and including September 29, 1997. The Company will not permit at any time the ratio of Total Debt to EBITDA to be (a) for the period from September 30, 1997 to and including December 30, 1997, greater than 7.2 to 1.0, (b) for the period from December 31, 1997 to and including March 30, 1998, greater than 6.25 to 1.0, (c) for the period from March 31, 1998 to and including June 29, 1998, greater than 5.75 to 1.0, (d) for the period from June 30, 1998 to and including June 30, 1999, greater than 5.0 to 1.0, (e) for the period from July 1, 1999 to and including December 31, 1999, greater than 5.0 to 1.0, (f) for the period from January 1, 2000 to and including June 30, 2000, greater than 5.25 to 1.0, (g) for the period from July 1, 2000 to and including June 30, 2001, greater than 3.5 to 1.0, (h) for the period from July 1, 2001 to and including June 30, 2002, greater than 3.0 to 1.0, (i) for period from July 1, 2002 to and including June 30, 2003, greater than 3.0 to 1.0, and (j) for the period from July 1, 2003 to and including June 30, 2004, greater than 3.0 to 1.0.".

            4. AMENDMENT TO SECTION 8.14. Section 8.14 of the Credit Agreement is hereby amended by replacing the phrase "Except as permitted in subclauses (b) and (c) below, " with the phrase "Except as permitted in subclauses (b), (c) and
(d) below,".

      Section 8.14 of the Credit Agreement is hereby further amended by adding a new subclause (d) reading in its entirety as follows:

            (d) The Company and its Subsidiaries may make Capital Expenditures for one or more projects for expansion of the specialty chemicals business so long as the aggregate Capital Expenditures pursuant to this Section 8.14(d) do not exceed $10,000,000 in the aggregate.

            5. RATIFICATION. (a) The Credit Agreement, the Notes and the other Loan Documents, as amended and affected by this Agreement, shall continue in full force and effect, and are hereby ratified and confirmed; and

            (b) Nothing in this Agreement releases any right, claim, lien, security interest or entitlement of any Lender created by or contained in any of such documents nor is the

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      Company or any other Person released from any covenant, warranty or obligation created by or contained therein.

            6. REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to the Lenders that (a) this Agreement has been duly authorized, executed and delivered on behalf of the Company, (b) this Agreement constitutes a valid and legally binding agreement enforceable against the Company in accordance with its terms except, in each case, as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law),
(c) after giving effect to this Agreement, the representations and warranties by the Company contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof except as heretofore otherwise disclosed in writing to the Agent (other than those of such representations and warranties which by their express terms speak to a date on or before the date hereof) and
(d) after giving effect to this Agreement, no Default exists under the Credit Agreement or any of the other Loan Documents. The Agent may, at its option, request appropriate documentary evidence to demonstrate the accuracy of the statements in subsections (a) and (d) hereof.

            7. REFERENCE TO THE CREDIT AGREEMENT AND EFFECT ON THE NOTES AND OTHER LOAN DOCUMENTS.

            (a) Upon the effectiveness of the amendments set forth in SECTIONS 1 AND 2, each reference in the Credit Agreement to "this Agreement", "hereunder," "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended and affected hereby.

            (b) Upon the effectiveness of the amendments set forth in SECTIONS 1 AND 2, each reference in the Notes and the other Loan Documents to "the Credit Agreement" shall mean and be a reference to the Credit Agreement, as amended and affected hereby.

            8. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

            9 RATIFICATION BY GUARANTORS. By its execution of this Agreement each of TPC, Holding Co. and Texas Butylene Chemical Corporation hereby consents and agrees to the provisions of this Agreement and ratifies and confirms the Guaranty and other Loan Documents to which it is a party, as amended and affected hereby.

            10. EFFECTIVENESS OF AGREEMENT. This Agreement shall become effective upon the execution hereof by the Company, TPC, Holding Co., Texas Butylene Chemical Corporation and Lenders constituting the Majority Lenders under the Credit Agreement.

            11. CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS,

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EXCEPT TO THE EXTENT THAT THE LAWS OF THE UNITED STATES OF AMERICA, AND ANY
RULES, REGULATIONS OR ORDERS ISSUED OR PROMULGATED THEREUNDER APPLICABLE TO THE AFFAIRS AND TRANSACTIONS OF THE BANKS OTHERWISE PREEMPT TEXAS LAW, IN WHICH EVENT SUCH FEDERAL LAW SHALL CONTROL.

            12. FINAL AGREEMENT OF THE PARTIES. THIS AGREEMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(A) OF THE TEXAS BUSINESS AND COMMERCE CODE, AND REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                    COMPANY:

                                    TEXAS PETROCHEMICALS CORPORATION


                                    By: ______________________________________
                                    Name: ____________________________________
                                    Title: ___________________________________

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                                    SWING LINE LENDER:

                                    CHASE BANK OF TEXAS, NATIONAL
                                    ASSOCIATION (formerly known as TEXAS
                                    COMMERCE BANK NATIONAL
                                    ASSOCIATION)


                                    By: ______________________________________
                                    Name: ____________________________________
                                    Title: ___________________________________

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                                    LENDER:

                                    ABN AMRO BANK N.V., HOUSTON AGENCY

                                    BY:   ABN AMRO NORTH AMERICA, INC.,
                                          AS AGENT


                                    By: ______________________________________
                                    Name: ____________________________________
                                    Title: ___________________________________

                                    By: ______________________________________
                                    Name: ____________________________________
                                    Title: ___________________________________

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                                    LENDER:

                                    THE BANK OF NOVA SCOTIA


                                    By: ______________________________________
                                    Name: ____________________________________
                                    Title: ___________________________________

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                                    LENDER:

                                    BANK OF SCOTLAND


                                    By: ______________________________________
                                    Name: ____________________________________
                                    Title: ___________________________________

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                                    LENDER:

                                    PARIBAS


                                    By: ______________________________________
                                    Name: ____________________________________
                                    Title: ___________________________________

                                    By: ______________________________________
                                    Name: ____________________________________
                                    Title: ___________________________________

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                                    LENDER:

                                    THE FIRST NATIONAL BANK OF CHICAGO


                                    By: ______________________________________
                                    Name: ____________________________________
                                    Title: ___________________________________

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                                    LENDER:

                                    HIBERNIA NATIONAL BANK


                                    By: ______________________________________
                                    Name: ____________________________________
                                    Title: ___________________________________

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                                    LENDER:

                                    THE CIT GROUP/BUSINESS CREDIT, INC.


                                    By: ______________________________________
                                    Name: ____________________________________
                                    Title: ___________________________________

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                                    LENDER:

                                    THE FUJI BANK, LIMITED


                                    By: ______________________________________
                                    Name: ____________________________________
                                    Title: ___________________________________

                                    LENDER:

                                    CHASE BANK OF TEXAS, NATIONAL
                                    ASSOCIATION (formerly known as TEXAS
                                    COMMERCE BANK NATIONAL
                                    ASSOCIATION)

                                    By: ______________________________________
                                    Name: ____________________________________
                                    Title: ___________________________________

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                                   LENDER:

                                    BANK OF AMERICA, N.A.  (FORMERLY
                                       (NATIONSBANK, N.A. (FORMERLY THE
                                       BOATMEN'S NATIONAL BANK OF ST. LOUIS)


                                    By: ______________________________________
                                    Name: ____________________________________
                                    Title: ___________________________________

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                                    LENDER:

                                    NATIONAL BANK OF CANADA


                                    By: ______________________________________
                                    Name: ____________________________________
                                    Title: ___________________________________

                                    By: ______________________________________
                                    Name: ____________________________________
                                    Title: ___________________________________

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                                    LENDER:

                                    PILGRIM AMERICA PRIME RATE TRUST


                                    By: ______________________________________
                                    Name: ____________________________________
                                    Title: ___________________________________

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                                    LENDER:

                                    MERRILL LYNCH SENIOR FLOATING RATE
                                          FUND, INC.


                                    By: ______________________________________
                                    Name: ____________________________________
                                    Title: ___________________________________

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                                    LENDER:

                                    WELLS FARGO BANK (TEXAS),
                                          NATIONAL ASSOCIATION


                                    By: ______________________________________
                                    Name: ____________________________________
                                    Title: ___________________________________

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                                    LENDER:

                                    VAN KAMPEN AMERICAN CAPITAL TRUST
                                          PRIME RATE INCOME TRUST


                                    By: ______________________________________
                                    Name: ____________________________________
                                    Title: ___________________________________

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                                    LENDER:

                                    CAPTIVA FINANCE LTD.


                                    By: ______________________________________
                                    Name: ____________________________________
                                    Title: ___________________________________

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                                     AGENT:

Acknowledged as of the dfirst above written:

                                    CHASE BANK OF TEXAS, NATIONAL
                                    ASSOCIATION (formerly known as TEXAS
                                    COMMERCE BANK NATIONAL
                                    ASSOCIATION)

                                    By: ______________________________________
                                    Name: ____________________________________
                                    Title: ___________________________________


                                    DOCUMENTATION AGENTS:

                                    ABN AMRO NORTH AMERICA, INC., AS AGENT
                                          FOR ABN AMRO BANK N.V.


                                    By: ______________________________________
                                    Name: ____________________________________
                                    Title: ___________________________________


                                    By: ______________________________________
                                    Name: ____________________________________
                                    Title: ___________________________________


                                    THE BANK OF NOVA SCOTIA


                                    By: ______________________________________
                                    Name: ____________________________________
                                    Title: ___________________________________

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Consented to and agreed to
as of the date first above
written:

                                    TPC HOLDING CORP.


                                    By: ______________________________________
                                    Name: ____________________________________
                                    Title: ___________________________________


                                    TEXAS PETROCHEMICAL HOLDINGS, INC.


                                    By: ______________________________________
                                    Name: ____________________________________
                                    Title: ___________________________________


                                    TEXAS BUTYLENE CHEMICAL CORPORATION


                                    By: ______________________________________
                                    Name: ____________________________________
                                    Title: ___________________________________